UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2005

GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076

(Address of principal executive offices) (Zip Code)

(831) 724-1011

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On October 26, 2005, Granite Construction Incorporated (the “Company”) issued a press release with respect to its earnings for the quarter ended September 30, 2005, a copy of which is attached as Exhibit 99.1.

          The information set forth is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the Exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit Number	Exhibit Title

99.1	Press Release of Registrant, dated October 26, 2005, its third quarter financial results

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

Date: October 26, 2005	BY:	/s/ William E. Barton

William E. Barton
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

99.1	Press Release of Registrant, dated October 26, 2005, its third quarter financial results